SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.   20549


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (date of earliest event reported): June 29, 1998

                           CONSUMERS WATER COMPANY
             (exact name of registrant as specified in charter)

          MAINE                    000-00493                01-0049450
    (State or other            (Commission File           (IRS Employer
    Jurisdiction of                 Number)               Identification
     Incorporation)                                              No.)

            THREE CANAL PLAZA, PORTLAND, ME             04101
       (Address of principal executive offices)       (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:(207)773-6438

(FORMER NAME OF FORMER ADDRESS, IF CHANGED, SINCE LAST REPORT)


ITEM 5  OTHER EVENTS.

      On June 29, 1998 Consumers Water Company issued a press release to report a definitive agreement providing for the merger of Consumers Water Company with and into a newly-formed subsidiary of Philadelphia Suburban Corporation. A copy of the press release is attached hereto as Exhibit 99.

ITEM 7  FINANCIAL STATEMENTS, PRO FROMA FINANCIAL INFORMATION
        AND EXHIBITS

EXHIBITS:  99 - Press Release issued June 29, 1998.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CONSUMERS WATER COMPANY
                                         (Registrant)

                                       By: /s/ JOHN F. ISACKE
                                               John F. Isacke
                                               Senior Vice President and
JUNE 29, 1998                                  Chief Financial Officer
  (Date)